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                                 EXHIBIT 10.11.1

            WAIVER AND FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

     This Waiver and First Amendment to Loan and Security Agreement ("Amendment") is entered into as of July 30, 1996, by and between BankAmerica Business Credit, Inc. (the "Lender") and Universal International, Inc. and Only Deals, Inc. (collectively, the "Borrowers," and individually, the "Borrower").

                                    RECITALS

     This Amendment is entered into in reference to the following facts:

          (a) The Borrowers and the Lender entered into a certain Loan and Security Agreement (as amended, modified, and supplemented prior to the date hereof, the "Loan Agreement"), dated as of November 21, 1995. All capitalized terms, not expressly defined herein, shall have the meanings assigned thereto in the Loan Agreement.

          (b)  An Event of Default has occurred under the Loan Agreement.

          (c) The Borrowers desire that the Lender waive the Event of Default and amend the Loan Agreement in certain respects.

          (d) The Lender is willing to waive the Event of Default and amend the Loan Agreement subject to the terms and conditions contained herein.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereto hereby agree as follows:

                               ARTICLE 1 - WAIVERS

     1.1 WAIVER OF EVENT OF DEFAULT. (a) The Lender hereby waives the following Event of Default: the aggregate outstanding loans, advances, and other financial accommodations extended by the Borrowers to Odd's-N-End's during May and June 1996 exceeded, from time to time, the sum of $3,500,000, in breach of Section 10.22 of the Loan Agreement.

          (b) The foregoing waiver is only applicable to and shall only be effective in the specific instance made. The waiver is limited to the facts and circumstances referred to herein and shall not operate as (i) a waiver of or consent to non-compliance with any other section or provision of the Loan Agreement, (ii) a waiver


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of any right, power, or remedy of the Lender under the Loan Agreement, or
(iii) a waiver of any other Event of Default or Default which may exist under the Loan Agreement.

                             ARTICLE 2 - AMENDMENTS

     2.1 AMENDMENT OF SECTION 1.1 Section 1.1 of the Loan Agreement is hereby amended by the addition of two new definitions which shall read in their entirety as follows:

          "MAXIMUM REVOLVING LOAN AMOUNT" means (a) Eighteen Million Dollars ($18,000,000) prior to January 1, 1997, and (b) Sixteen Million Dollars ($16,000,000) at all times thereafter.

          "MAXIMUM INVENTORY REVOLVING LOAN SUBLIMIT" means (a) Fifteen Million Five Hundred Thousand Dollars ($15,500,000) prior to January 1, 1997, and (b) Thirteen Million Five Hundred Thousand Dollars ($13,500,000) at all times thereafter.

     2.2 AMENDMENT OF SUBSECTION 2.1(a) The first sentence of Subsection 2.1(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "The Lender shall, upon either Borrower's request from time to time, make revolving loans (the "REVOLVING LOANS") to such Borrower up to the limits of the Availability for such Borrower, PROVIDED, HOWEVER, that the aggregate outstanding Revolving Loans for both Borrowers shall at no time exceed the Maximum Revolving Loan Amount, LESS (i) the aggregate undrawn face amount of all outstanding standby Letters of Credit and all outstanding documentary Letters of Credit which do not satisfy the conditions set forth in clause (ii) below which the Lender has caused to be issued or obtained for either Borrower's account and (ii) fifty percent (50%) of the aggregate undrawn face amount of all outstanding documentary Letters of Credit which the Lender has caused to be issued or obtained for either of the Borrower's account and with respect to which the Lender is named as the consignee of (on all applicable bills of lading and other documents), and has a first perfected Lien on, the goods which are the subject of such Letters of Credit, PROVIDED, FURTHER, HOWEVER, that the aggregate outstanding Revolving Loans made to the Borrowers and predicated against Eligible Inventory shall at no time exceed the Maximum Inventory Revolving Loan Sublimit and the aggregate outstanding Revolving Loans made to the Borrowers predicated against Aged Inventory shall at no time exceed the lesser of (x) One Million Three Hundred Fifty Thousand Dollars ($1,350,000), and (y) ten percent (10%) of the aggregate Eligible Inventory for the Borrowers (exclusive of all Aged Inventory)."

     2.3  AMENDMENT OF SUBSECTION 2.1(b).  Clause "(i)" of


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Subsection 2.1(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "(i) Each Borrowing shall be made upon a Borrower's irrevocable written notice ("Notice of Borrowing") delivered to the Lender which must be received by the Lender prior to noon (Chicago time) three (3) Business Days prior to the requested Funding Date in the case of LIBOR Rate Loans, and no later than noon on the requested Funding Date in the case of Reference Rate Loans, specifying:"

     2.4 AMENDMENT OF SUBSECTIONS 3.1(a). Subsection 3.1(a) of the Loan Agreement is hereby amended by the addition of new clause "(iii)" which shall be inserted in the Loan Agreement immediately after clause "(ii)" of Subsection 3.1(a) and which shall read in its entirety as follows:

          "(iii) For all Obligations (including LIBOR Rate Loans) in excess of $16,000,000, at a rate of one percent (1.0%) per annum in addition to the rates of interest payable under clauses (i) and (ii) above."

     2.5 AMENDMENT OF SECTION 10.20. Section 10.20 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "10.20 CAPITAL EXPENDITURES. Neither Borrower nor any of its Subsidiaries shall make or incur any Capital Expenditure if, after giving effect thereto, the aggregate amount of all Capital Expenditures by the Borrowers and their Subsidiaries would exceed Four Million Dollars ($4,000,000) during Fiscal Year 1996, and Four Million Eight Hundred Thousand Dollars ($4,800,000) during any Fiscal Year thereafter."

     2.6 AMENDMENT OF SECTION 10.22. Section 10.22 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

          "10.22 ADVANCES TO ODD'S-N-END'S. Aggregate outstanding loans, advances, and other financial accommodations extended by the Borrowers to Odd's-N-End's will not exceed Five Million Dollars ($5,000,000) at any time during any Fiscal Year."

                        ARTICLE 3 - CONDITIONS PRECEDENT

     The waivers and amendments to the Loan Agreement provided for in the Amendment shall become effective upon satisfaction of all of the conditions precedent specified in this Article 3.

     3.1  DELIVERY OF DOCUMENTS.  The Lender shall have received


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all of the following documents, each duly executed where appropriate and dated the date of execution thereof (or such other date as shall be acceptable to the Lender), in form and substance satisfactory to the Lender:
(a) this Amendment and (b) a copy, certified by the secretary or an assistant secretary of the Borrowers, of resolutions of the board of directors of the Borrowers authorized or ratifying the execution and delivery of this Amendment and the borrowings under the Loan Agreement, as amended hereby.

     3.2 AMENDMENT FEE. As part of the consideration to the Lender for entering into this Amendment, the Borrowers shall have paid to the Lender an amendment fee of $15,000. The Lender, in its sole and absolute discretion, may permit such fee to be paid from the proceeds of a Reference Rate Loan under the Loan Agreement.

                         ARTICLE 4 - GENERAL PROVISIONS

     4.1 WARRANTIES AND ABSENCE OF DEFAULTS. In order to induce the Lender to enter into this Amendment, the Borrowers hereby warrant to the Lender, as of the date of the execution of this Amendment by the Borrowers, that: (a) except to the extent permitted by the Loan Agreement, as herein amended, the warranties of the Borrowers contained in the Loan Agreement are true and correct as of such date as if made on such date, and (b) no Event of Default or Default exists which is continuing as of such date.

     4.2 EXPENSES. The Borrowers agree to pay on demand all costs and expenses of the Lender (including the reasonable fees and expenses of in-house counsel for the Lender) in connection with the preparation, negotiation, execution, and delivery of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith.

     4.3 GOVERNING LAW. This Amendment shall be a contract made under and governed by the internal laws of the state of Illinois.

     4.4 COUNTERPARTS. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

     4.5 SUCCESSORS. This Amendment shall be binding upon the Borrowers, the Lender, and their respective successors and assigns, and shall inure to the benefit of the Lender and the successors and assigns of the Lender.


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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first written above.


                                         "BORROWERS"

                                         UNIVERSAL INTERNATIONAL, INC.


                                         By ___________________________
                                         Name__________________________
                                         Title_________________________


                                          ONLY DEALS, INC.


                                         By____________________________
                                         Name__________________________
                                         Title_________________________


                                         "LENDER"

                                         BANKAMERICA BUSINESS CREDIT, INC.


                                         By____________________________


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